UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2023

SPLASH BEVERAGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-40471	34-1720075
(Commission File Number)	(IRS Employer Identification No.)

1314 East Las Olas Blvd, Suite 221 Fort Lauderdale, Florida 33316
(Address of Principal Executive Offices)

(954) 745-5815
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBEV	NYSE American LLC
Warrants to purchase shares of common stock	SBEV-WT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2023, Ronald Wall resigned as Chief Financial Officer of Splash Beverage Group, Inc. (the “Company”). Mr. Wall’s resignation as Chief Financial Officer was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including accounting principles and practices.

Effective September 28, 2023, the Board of Directors of the Company appointed Fatima Dhalla as the Interim Chief Financial Officer.

Ms. Dhalla, 68, has previously served as the Interim Chief Financial Officer of the Company from February 18, 2022, until May 1, 2022, and is familiar with the company, aiding in a smooth transition. Ms. Dhalla has provided consulting services to clients on the Sarbanes-Oxley Act of 2002, system implementation and financial reporting since 2017. From 2015 to 2017, Ms. Dhalla served as the Chief Financial Officer of Maverick Brands, LLC, a beverage company producing and selling coconut water. Ms. Dhalla is educated in the United Kingdom as a fellow of the Chartered Association of Certified Accountants in 1987.

There is no arrangement or understanding between Ms. Dhalla and any other persons, pursuant to which she was selected as Interim Chief Financial Officer. Ms. Dhalla has not engaged in any transaction, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. There are no family relationships between Ms. Dhalla and any director or executive officer of the Company.

Ms. Dhalla will serve as Interim Chief Financial Officer until the Company appoints a full-time replacement as Chief Financial Officer. The Company is actively seeking a Chief Financial Officer with capital markets and mergers and acquisitions experience.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPLASH BEVERAGE GROUP, INC.

Dated: October 2, 2023	By:	/s/ Robert Nistico
	Name:	Robert Nistico
	Title:	Chief Executive Officer